LORD ABBETT SECURITIES TRUST

Lord Abbett Alpha Strategy Fund

SUPPLEMENT DATED APRIL 1, 2007 TO THE

PROSPECTUSES DATED MARCH 1, 2007

(CLASS A, B, C, P & Y)

1.                                       The section entitled “The Fund – Principal Strategy” in the Prospectus of the Lord Abbett Securities Trust – Lord Abbett Alpha Strategy Fund (the “Alpha Strategy Fund” or the “Fund”) is revised to add two additional mutual funds as underlying funds for the Fund:  Lord Abbett Micro-Cap Growth Fund (“Micro-Cap Growth Fund”) and Lord Abbett Micro-Cap Value Fund (“Micro-Cap Value Fund”) of Lord Abbett Securities Trust.   The Fund may invest up to five percent of its net assets in each of Micro-Cap Growth Fund and Micro-Cap Value Fund.

The Micro-Cap Growth Fund’s investment objective is long-term capital appreciation.  Under normal circumstances, it invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies.  A micro-cap company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Micro-Cap Growth Index, a widely used benchmark for micro-cap growth stock performance.  As of June 30, 2006, the market capitalization range of the index was $46 million to $753 million.  This range varies daily.

The Micro-Cap Value Fund’s investment objective is long-term capital appreciation.  It normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies.  The Micro-Cap Value Fund considers companies having a market capitalization of less than $500 million at the time of purchase to be micro-cap companies.  This range may vary in response to changes in the markets.

Like the other underlying funds in which the Alpha Strategy Fund may invest, the Micro-Cap Growth Fund and the Micro-Cap Value Fund are subject to the general risks and considerations associated with stocks and other equity investments.  Their values, and consequently, the value of an investment in the Alpha Strategy Fund, will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies involved.  Through its investments in the Micro-Cap Growth Fund or the Micro-Cap Value Fund, the Alpha Strategy Fund will be subject to the risks of investing in micro-cap companies.  Investing in micro-cap companies generally involves greater risks than investing in the stocks of larger companies.  Micro-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records.  They may rely on limited product lines and have more limited financial resources.  These factors may make them more susceptible to setbacks or economic downturns.  In addition, micro-cap company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies.  In addition, there may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks.

2.                                       The sections entitled “Excessive Trading and Market Timing,” “Frequent Trading Policy,” and “Monitoring Procedures” under “Your Investment – Purchases” of the Prospectuses are replaced with the following:

Excessive Trading and Market Timing.  The Fund is designed for long-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market.  Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways.  For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest.  The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading.  Each of these, in turn, could increase tax, administrative and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings.  This may allow significant events, including broad market moves, that occur in the interim to affect the values of foreign securities held by the Fund.  The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”).  To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values.  A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”).  The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share.  The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so.  For more information about these procedures, see “Your Investment – Purchases – Pricing of Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading.  We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares.  For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund.  For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons.  Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients, which procedures are described below.  The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures.  Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) from an account will be prohibited from investing in the Fund in the account for 30 calendar days after the redemption (the “Policy”).  The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless the Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund’s Invest-A-Matic and Systematic Withdrawal Plans); (2) Retirement and Benefit Plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a “fund-of-funds” or similar investment vehicle that the Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a mutual fund wrap account program (“wrap program”); and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy.  If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial advisor) to cease all such activity in the account.  If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial advisor) to cease all such activity in the account.  The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account.  Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge (“CDSC”) or result in tax consequences.  As stated above, although we generally notify the investor (and/or the investor’s financial advisor) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion.  While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that Financial Intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons.  In these instances, the Distributor may review the frequent trading policies and procedures that an individual Financial Intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its shareholders, as described above.  The Distributor also will seek the Financial Intermediary’s agreement to cooperate with the Distributor’s efforts to (1) monitor the Financial Intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that the Distributor in its sole discretion deems adequate, and (2) stop any trading activity the Distributor identifies as frequent trading.  Nevertheless, these circumstances may result in a Financial Intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by the Distributor and by certain other Financial Intermediaries.  If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the Financial Intermediary placing purchase orders on his or her behalf.  A substantial portion of the Fund’s shares may be held by Financial Intermediaries through omnibus accounts or in nominee name.

With respect to monitoring accounts maintained by a Financial Intermediary, to our knowledge, in an omnibus environment or in nominee name, the Distributor will seek to receive sufficient information from the Financial Intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s).  If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the Financial Intermediary and request it to provide the Distributor with additional transaction information so that the Distributor may determine if any investors appear to have engaged in frequent trading activity.  The Distributor’s monitoring activity normally is limited to review of historic account activity.  This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the Financial Intermediary take appropriate action to curtail the activity and will work with the relevant party to do so.  Such action may include actions similar to those that the Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time.  Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion.  If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or may also terminate our relationship with the Financial Intermediary.  As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.  The nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

Financial Intermediaries include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

Retirement and Benefit Plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts (“IRAs”).

3.                                       The paragraph below is to be added following the section of the Prospectuses entitled “Div-Move” under “Services for Fund Investors – Automatic Services – For Investing”:

In the case of Financial Intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

4.                                       The section entitled “Your Investment – Purchases – Class C Share CDSC” of the Prospectuses is hereby amended to add the following:

For redemptions placed on or after April 1, 2007, the Class C share CDSC generally will not be assessed under the following circumstances:

•                  benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required);

•                  Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts;

•                  death of the shareholder; and

•                  redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year).

See “Automatic Services” under “Services For Fund Investors” for more information.